UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2026

SunPower Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40117	93-2279786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45700 Northport Loop East, Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 270-2507

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SPWR	The Nasdaq Global Market

Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	SPWRW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Jeanne Nguyen Resignation

On February 2, 2026, Jeanne Nguyen resigned from her position as interim Chief Financial Officer of SunPower Inc. (the “Company”). Ms. Nguyen will continue to serve as the Company’s Chief Accounting Officer.

Appointment of Chief Financial Officer and Principal Financial Officer

The Company appointed Wendell Laidley as the Company’s Chief Financial Officer and Principal Financial Officer, effective February 2, 2026.

Mr. Laidley, age 56, has more than 30 years of finance and accounting experience. Before joining the Company, Mr. Laidley served as chief financial officer of Lumio from May 2021 until August 2022. Mr. Laidley also served as CFO of Life360 from February 2019 to July 2020. Prior to that, Mr. Laidley held various finance and accounting positions, including with Big Switch Networks, AppDynamics, RS Investments, Credit Suisse First Boston and Deutsche Bank.

On February 1, 2026, the Company entered into an offer letter (the “Offer Letter”) with Mr. Laidley in connection with his employment as Chief Financial Officer. Pursuant to the Offer Letter, Mr. Laidley will have an annual base salary of $400,000 and an annual target bonus opportunity of 50% of his base salary. Mr. Laidley will be granted 1,200,000 restricted stock units (“RSUs”), of which the first 20% will be subject to a 12-month “cliff” vesting provision and with the remainder vesting ratably on an annual basis over the course of the following four years. The foregoing description of the Offer Letter is only a summary and is qualified in its entirety by the full text of the Offer Letter, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

No arrangement or understanding exists between Mr. Laidley and any other person pursuant to which Mr. Laidley was selected to serve as the Company’s Chief Financial Officer and its Principal Financial Officer.

There are no family relationships between Mr. Laidley and any director or executive officer of the Company that would be required to be disclosed pursuant to Item 401(d) of Regulation S-K, and there are no transactions involving Mr. Laidley that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Offer Letter between SunPower Inc. and Wendell Laidley.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SunPower Inc.
Dated: February 5, 2026
	By:	/s/ Thurman J. Rodgers
Thurman J. Rodgers
Chief Executive Officer

2